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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): January 28, 2005


                          GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2005-1 formed pursuant to a
               Trust Agreement, relating to the GSAA Home Equity
             Trust 2005-1, Asset-Backed Certificates, Series 2005-1)
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-120274                13-3387389
-----------------------------  --------------------------- --------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)


      85 Broad Street, New York, New York                         10004
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    (Address of Principal Executive Offices)                     (Zip Code)



                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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         On January 28, 2005, GS Mortgage Securities Corp. (the "Company")
caused the issuance, pursuant to a Trust Agreement, dated as of January 1, 2005 (the "Trust Agreement"), between the Company, as depositor, and Deutsche Bank National Trust Company, as trustee, of GSAA Home Equity Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), issued in ten classes. The Class AV-1, Class AV-2, Class AF-2, Class AF-3, Class AF-4,
Class AF-5, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of December 22, 2004 of $504,094,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of January 24, 2005, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 4.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
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                                                                          Page
                                                                          ----

Exhibit 4    Trust Agreement, dated as of January 1, 2005, between
             GS Mortgage Securities Corp., as depositor, and Deutsche
             Bank National Trust Company, as trustee.                        4

SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 8, 2005


                                              GS MORTGAGE SECURITIES CORP.



                                              By:/s/ Michelle Gill
                                                 ------------------------------
                                                 Name:  Michelle Gill
                                                 Title:  Vice President

                                  Exhibit Index
                                  --------------

Exhibit Index
-------------
                                                                 Paper (P) or
Item 601(a) of            Description                            Electronic (E)
--------------            -----------                            --------------
Regulation S-K
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         4        Trust Agreement, dated as of January 1, 2005,         E
                  between GS Mortgage Securities Corp., as depositor, and Deutsche Bank National Trust
                  Company, as trustee.